Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of Kentucky First Federal Bancorp (the “Registrant”) hereby certify that this Annual Report on Form 10-K for the year ended June 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Don D. Jennings
	Name:	Don D. Jennings
	Title:	Chief Executive Officer

By:	/s/ R. Clay Hulette
	Name:	R. Clay Hulette
	Title:	Vice President, Chief Financial Officer and Treasurer

Date: September 28, 2020